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                                                                    Exhibit 10.6

                            OFFICE LEASE AGREEMENT
                            ----------------------

     THIS OFFICE LEASE AGREEMENT ("Lease") made this 29 day of January, 1999, by and between WOODFIELD EXECUTIVE CENTER, INC., an Illinois corporation (the "Landlord"), and AMERICAN PHARMACEUTICAL PARTNERS, INC., a California corporation (the "Tenant").

     WITNESSETH, that for good and valuable consideration, the Landlord hereby leases to the Tenant, and the Tenant hereby leases from the Landlord, certain space containing an agreed upon amount of 20,734 rentable square feet of floor area (the "Premises") on the entire third floor of an office building (the "Building"), as more particularly shown on the floor plan attached hereto as Exhibit A, which Building together with other real property and improvements is located at 1101 Perimeter Drive, Schaumburg, Illinois (collectively the "Property"), all upon the following terms and conditions:

                                   ARTICLE I

                                     TERM
                                     ----

     1.1  Length.  This Lease shall be for a term (the "Term") which begins on
          ------
that date (the "Commencement Date") which is the earlier of (i) June 1, 1999 (the "Target Date"), (ii) the first date on which the initial improvements to the Premises described in (S)5.01 below are substantially complete (i.e., sufficient for the Tenant to occupy such Premises and undertake business therein) and issuance of an approved Certificate of Occupancy, or (iii) the date on which Tenant actually moves into occupancy of the Premises and conducts business therein. The Term shall expire on that date which is six (6) years after such Commencement Date (the "Expiration Date"). In the event that the Tenant enters into occupancy of the Promises prior to the Commencement Date for the purpose of constructing improvements or installing fixtures therein (and without conducting business therein), then all terms of this Lease except that regarding the payment of rent and other charges shall apply to such occupancy.

     1.2  Confirmation.  Landlord shall, within thirty (30) days after the
          ------------
commencement of the Term, notify Tenant in writing of the actual dates of the Commencement Date and the Expiration Date. Tenant shall, within ten (10) days of receiving Landlord's notice of the Commencement and Expiration Dates, confirm such dates in writing or set forth why a different date would be appropriate. The failure of Landlord to provide such written confirmation, however, shall not affect the determination of the actual Commencement Date or Expiration Date.

     1.3  Surrender.  The Tenant shall at the expiration of the Term or any
          ---------
earlier termination of this Lease (a) promptly surrender to the Landlord possession of the Premises, including any fixtures or other improvements which under the provisions of this Lease are property of the Landlord, all in good order and repair (ordinary wear and tear excepted) and broom clean, (b) remove therefrom the Tenant's signs, goods and

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effects and any machinery, trade fixtures and equipment used in conducting the
Tenant's trade or business and not owned by the Landlord, (c) repair any damage (ordinary wear and tear excepted) to the Premises or the Building caused by such removal and (d) Tenant shall remove any other personal property from the Premises which Landlord requests be removed. Any property not removed from the Premises by Tenant shall be deemed as abandoned and may be sold, destroyed or otherwise disposed of by Landlord without notice or liability to Tenant or any other third party. Tenant will pay all costs of disposition of such property which obligation shall survive the termination of Lease.

     1.4  Holding Over.  If the Tenant continues to occupy the Premises beyond
          ------------
the Expiration Date or any earlier termination of this Lease, such occupancy shall be on a month-to-month basis and shall be subject to all of the same terms and conditions as are contained in this Lease, except that the rental payable during the period of such occupancy shall be equal to 150% of all Rent which was last in effect during the Term. Nothing in the foregoing shall be deemed in any way to limit or impair the Landlord's right to immediately evict the Tenant or exercise its other rights and remedies under the provisions of this Lease or applicable law. The Tenant shall be liable for direct damages of Landlord on account of the Tenant's holdover occupancy of the Premises without having obtained Landlord's prior consent.

     1.5  Renewal Option.  Tenant shall have the option to renew this Lease for
          --------------
the Premises for one (1) five (5) year period, at the fair market rental rate for comparable age and size buildings in a five (5) mile geographic area including concessions given to new tenants leasing such comparable space only if Tenant provides Landlord with written notice exercising said option at least nine (9) months prior to the Expiration Date. In such event, Landlord shall notify Tenant of Landlord's determination of the fair market rental rate within thirty (30) days of Landlord's receipt of Tenant's exercise notice. If Tenant does not accept Landlord's determination of the fair market rental rate, Tenant may withdraw its exercise of the renewal option by sending written notice to Landlord within sixty (60) days of receipt of Landlord's notice of determination of the fair market rental rate. In such case the Lease will terminate on the Expiration Date.

     1.6  Right of First Offer.  Tenant shall have the right of first offer for
          --------------------
any space that becomes available on the second or fourth floor of the Building during the Term of this Lease. The rental rate of such additional space shall be the fair market rental rate. Tenant shall have ten (10) business days to respond from receipt of Landlord's written notice.

                                  ARTICLE II

                                     RENT
                                     ----

     2.1  Base Rent.  Tenant shall pay a minimum annual rental in each one-year
          ---------
period during the Term hereof which shall be referred to hereinafter as "Base Rent", without reduction, abatement or setoff. Base Rent shall be calculated and increased for each such year as follows:

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          (a)  Base Rent for the first one-year period in the Lease Term shall be the sum of $393,946.00, payable in equal monthly installments of $32,828.83 each.

          (b) Base Rent for the second one-year period in the Lease Term shall be the sum of $405,764.38, payable in equal monthly installments of $33,813.70 each.

          (c) Base Rent for the third one-year period in the Lease Term shall be the sum of $417,997.44, payable in equal monthly installments of $34,833.12 each.

          (d) Base Rent for the fourth one-year period in the Lease Term shall be the sum of $430,437.84, payable in equal monthly installments of $35,869.82 each.

          (e) Base Rent for the fifth one-year period in the Lease Term shall be the sum of $443,292.92, payable in equal monthly installments of $36,941.08 each.

          (f) Base Rent for the sixth one-year period in the Lease Term shall be the sum of $456,562.68, payable in equal monthly installments of $38,046.89 each.

     2.2  Real Estate Taxes.  Commencing after the end of the calendar year in
          -----------------
which the Commencement Date falls, Tenant shall pay to Landlord in each year of the Term a proportionate share (the "Proportionate Share") of the amount, if any, by which the Real Estate Taxes (defined below) applicable to the Property in each such year exceeds the Base Real Estate Taxes (defined below). For these purposes, the fraction used in determining the Tenant's Proportionate Share shall be 13.03%, which is the fraction reached by dividing the number of rentable square feet of the Premises set forth on page I hereof by 159,068, which is the total number of rentable square feet in the Building. The term "Real Estate Taxes" shall be construed to mean any and all real property taxes, assessments, sewer rates, ad valorem charges, rents and charges, all other governmental impositions in the nature of any of the foregoing, any taxes in substitution of any of the foregoing, in whole or in part, and all costs and expenses (including attorneys' fees and costs of court or other proceedings) incurred in contesting property tax assessments or any other such governmental impositions, reduced by the amount of any credit, reduction or abatement. The "Base Real Estate Taxes" shall be the Real Estate Taxes imposed reflecting any rebate due Landlord in connection with the Building and the Property and applicable during the calendar year in which the Term of this Lease commences
(1999). Tenant shall not be entitled to any credit or rebate in the event Real Estate Taxes during any one year in the Term are lower than the Base Real Estate Taxes. The amount of Real Estate Taxes applicable to the Property for a calendar year shall be the amount payable during such calendar year, even though the assessment for such Real Estate Taxes may be for a different year. Notwithstanding the foregoing, however, Landlord may elect, by written notice given to Tenant, to account for Real Estate Taxes on a so called accrual basis (that is Real Estate Taxes applicable to the Property for any calendar year shall mean the Real Estate Taxes assessed against the Property for such year, even though payment may not be due until a subsequent year), in which case, Landlord shall make an appropriate adjustment to Base Real Estate Taxes to reflect such change in accounting practices; and provided such election by Landlord may only occur

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once during the Term of this Lease. Tenant shall pay all personal property taxes with respect to the personal property located on the Premises.

     2.3  Operating Expenses.  Commencing after the end of the calendar year
          ------------------
in which the Commencement Date falls, Tenant shall pay to Landlord in each year of the Term a Proportionate Share of the amount by which the Operating Expenses (defined below) for each such year exceed the Base Operating Expenses (defined below). For these purposes, the fraction used in determining the Tenant's Proportionate Share shall be 13.03%, which is the fraction reached by dividing the number of rentable square feet of the Premises set forth on page I hereof by 159,068, which is the total number of rentable square feet in the Building. "Operating Expenses" shall mean all expenses, costs and disbursements of every kind and nature incurred in connection with the ownership, management, maintenance, repair and operation of the Building and Property, including but not limited to the following: (1) cost of wages and salaries of all employees engaged in the operation and maintenance of the Building and surrounding grounds and common areas, including but not limited to payroll taxes, insurance and benefits, (2) cost of all supplies and materials used in the operation, maintenance and repair of the Building and all other portions of the Property;
(3) cost of all utilities (including surcharges) including but not limited to water, sewer, electricity and gas for both the rentable space and the common areas of the Building; (4) costs incurred under all maintenance and service agreements for the Building, including but not limited to access control energy management services, window cleaning, elevator maintenance, janitorial service and landscaping; (5) cost of insurance relating to all of such property, including but not limited to the cost of casualty and liability insurance; (6) cost of repairs and general maintenance to the Building; (7) all property management fees (which are not in- excess of market rates) and expenses; (8) cost of audit and accounting services; (9) the costs of any improvements required or made necessary by law or changes in law, provided that if the cost of any improvements to the Building and Property for compliance with such change in law exceeds $50,000, then the Tenant's portion of such costs are amortized in accordance with generally accepted accounting principles consistently applied ("GAAP") at such rates as may have been paid by Landlord on funds borrowed for the purpose of making such improvements to comply with the changes in law or, if no such funds were borrowed, at such reasonable rates as are not in conflict with GAAP; (10) cost of any capital improvements made to the Building that, in Landlord's reasonable judgment, will reduce other operating expenses or increase energy efficiency, provided such costs are amortized in accordance with GAAP at such rates as may have been paid by Landlord on funds borrowed for the purpose of constructing such capital improvements or, if no such funds were borrowed, at such reasonable rates as are not in conflict with GAAP; and (11) cost of any licenses or permits required by any public authority. For purposes of this provision, Operating Expenses shall not include (a) the cost of capital improvements (except as expressly provided above), (b) the costs of tenant improvements within tenant spaces, (c) ground rent or debt service, or (d) depreciation or (e) any costs not properly included as operating expenses in accordance with GAAP. The "Base Operating Expenses" shall be the Operating Expenses applicable during the calendar year in which the Term of this Lease commences. Tenant shall not be entitled to any credit or rebate in

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the event Operating Expenses in any one year during the Term are lower than the
Base Operating Expenses.

     2.4  Due and Payable.
          ---------------

          (a) All rental obligations set forth in the foregoing provisions and elsewhere in this Lease, except for Base Rent, shall be referred to hereinafter as "Additional Rent." All Base Rent and Additional Rent are sometimes hereinafter together referred to as "Rent." All Rent obligations shall be paid without reduction, abatement or set off. Tenant shall have the right to audit the Operating Expenses and Real Estate Taxes at Landlord's office and at Tenant's expense. If such audit discloses that Operating Expenses or Real Estate Taxes were more than 3% overstated, Landlord will reimburse Tenant for the reasonable costs of the audit.

          (b) The Base Rent for each year (or part thereof) during the Term shall be due and payable, in 12 consecutive, equal monthly installments, in advance, on the first day of each calendar month during the Term, provided that the installment of Rent for the first full calendar month of the Term shall be due upon execution of this Lease.

          (c) Tenant shall pay all Additional Rent within 30 days after being billed therefor by Landlord. However, Landlord may, at its discretion, (a) make from time to time during the Term a reasonable estimate of the Additional Rent which may become due for any year, (b) require the Tenant to pay to the Landlord such Additional Rent in equal installments at the time and in the manner that the Tenant is required hereunder to pay monthly installments of Base Rent but not more than once each year, and (c) at the Landlord's reasonable discretion, increase or decrease from time to time during such year the amount initially estimated for such year, all by giving the Tenant written notice thereof but not more than once each year. In such event, the Landlord shall cause the actual amount of such Additional Rent to be calculated, and the Tenant or the Landlord shall within 30 days pay to the other the amount of any deficiency or overpayment, whichever the case may be.

          (d) Acceptance by Landlord of any partial payment of Rent shall not be deemed a waiver or satisfaction of the Tenant's obligation to pay all remaining amounts of Rent hereunder, which shall remain due in their entirety according to the terms of this Lease.

     2.5  Proration.  All items of Rent shall be prorated for any month during
          ---------
the Term which is not a full calendar month or in which two different rental rates are applicable. Moreover, at Landlord's election, any item of Operating Expense which varies depending on the level of occupancy in the Building, and that portion of the Base Operating Expenses which is represented by the same item of expense, may be adjusted so as to reflect the amount to be charged if the Building were 100% occupied. If only part of any calendar year falls within the Term, the amount computed as Additional Rent for such calendar year under the foregoing provisions of this section shall be appropriately prorated, but the expiration of the Term before the end of a calendar year shall not limit

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the Tenant's obligation hereunder to pay the prorated portion of Additional Rent applicable to that portion of such calendar year failing within the Term.

     2.6  Late Penalties.  Each such payment of Rent shall be made promptly
          --------------
when due, without any demand, deduction or setoff whatsoever, at the place directed by Landlord. Any payment of Rent not made when due shall, at Landlord's sole option bear interest at the rate of 12% per annum from the due date until paid. Additionally, any payment of Rent not paid within 10 days of the date due (after the second occurrence in each twelve (12) month period) shall be considered delinquent and subject to a late payment charge, for each occurrence of delinquency, of 5% of the amount overdue and payable. This late payment charge shall be in addition to the interest provided for above and shall be due and payable with the next succeeding Rent payment. This late payment charge is intended to compensate Landlord for the additional administrative costs resulting from Tenant's failure to timely pay the rent and has been agreed to by Landlord and Tenant after negotiation as a reasonable estimate of the additional administrative costs incurred by Landlord as a result of Tenant's failure to timely pay the rent. The obligation to pay Rent shall survive termination of this Lease.

     2.7  Security Deposit.  Upon signing this Lease, Tenant shall provide
          ----------------
Landlord with a: letter of credit, on terms previously approved in writing by the Landlord for $340,000 for the first twelve (12) months of the Lease as security for the Tenant's payment of Rent and performance of all of its other obligations under the provisions of this Lease. If, during the first twelve (12) months of the Term of this Lease, all payments have been timely and Tenant is not in default after written notice and expiration of any cure period, the letter of credit may be replaced by a cash deposit of $33,813.70, which shall be retained by the Landlord as security for the Tenant's payment of Rent and performance of all of its other obligations under the provisions of this Lease. On the occurrence of an Event of Default (as defined herein), the Landlord shall be entitled, at its sole discretion, upon written notice to Tenant, to draw on the letter of credit or apply any or all of such cash deposit in payment of any Rent then due and unpaid, any expense incurred by the Landlord in curing any such default, and/or any damages incurred by the Landlord by reason of such default (including but not limited to attorneys' fees), in which event Tenant shall immediately restore the amount so applied. However, the foregoing shall not serve in any event to limit the rights, remedies and damages accruing to Landlord under Article XIV or any other provision of this Lease on account of default by Tenant. The security deposit shall not be applied to the last month's installment of Rent; rather, upon the termination of this Lease, provided Tenant is not in default after written notice and expiration of any cure period, any of such security deposit then remaining shall be returned to the Tenant within thirty (30) days after end of term. Such security deposit shall not bear interest while being held by the Landlord hereunder. Landlord shall be entitled to commingle the security deposit with other funds of the Landlord. Landlord may be entitled to deliver the security deposit to a buyer of the Premises and shall be discharged from further liability with respect to the security deposit upon such delivery, so long as the buyer of the Premises has assumed liability for the security deposit and the obligations of Landlord under this Lease.

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                                  ARTICLE III

                                USE OF PREMISES
                                ---------------

     3.1  Use.  The Tenant shall use the Premises as a business office and for
          ---
no other purposes. Tenant shall conduct its business and control its employees, agents, invitees and visitors in such manner as to not cause any nuisance or unreasonably interfere with, annoy or disturb any other tenant or Landlord in the operation of the Building.

     3.2  Laws.  Tenant shall comply with any and all federal state and local
          ----
laws, ordinances and regulations, including but not limited to the Americans with Disabilities Act, applicable to the Premises, to the Tenant's use of the Premises, and Tenant shall make any changes or improvements to the Premises required thereby other than structural, subject to (S)5.03 hereof.

     3.3  Common Areas.  The Landlord hereby grants to the Tenant a
          ------------
non-exclusive license to use (a) all elevators, stairways, lobbies, hallways and other common areas of the Building, and (b) all portions of the grounds on which the Building is located. which are manifestly designed and intended for common use by the occupants of the Building, all for pedestrian ingress and egress to and from the Premises and for parking. Such license shall be exercised in common with the Landlord and other tenants and their respective employees and invitees and in accordance with the Rules and Regulations promulgated from time to time pursuant to the provisions of Article XI. Landlord hereby grants to the Tenant the exclusive right to use the five (5) reserved parking spaces depicted on Exhibit D.

     3.4  Signage Rights.  If the Tenant is granted a variance from the
          --------------
Village of Schaumburg and two (2) signs are allowed to be installed on the Building, then Tenant may install, at Tenant's own cost and expense, up to two
(2) signs of similar size and design on opposite comers of the Building. In the event that the Village of Schaumburg does not grant Tenant a variance, if the lease of the tenant who currently has the signage rights either terminates or expires and Tenant is the tenant occupying the most square feet in the Building, then Tenant shall have such signage rights and such rights shall continue as long as Tenant occupies at least 20,734 rentable square feet in the Building. Tenant shall be listed on the office directory.

                                  ARTICLE IV

                           INSURANCE/INDEMNIFICATION
                           -------------------------

     4.1  Tenant's Insurance.  The Tenant shall procure and maintain, at its
          ------------------
expense and throughout the Term, the following insurance:

          (a) Commercial general liability insurance which (1) insures against claims for bodily injury, personal injury, advertising injury and property damage arising

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from the use, occupancy or maintenance of the Premises or any other portion of the Property by Tenant or any of its agents, employees, contractors, invitees and licensees, (2) insures, without exclusion, damage or injury arising from heat, smoke or fumes from a hostile fire, (3) has limits of not less than (i) $1,000,000 per occurrence, (ii) $2,000,000 general aggregate per location, (iii) $2,000,000 products and completed operations aggregate, (iv) $1,000,000 for personal and advertising injury liability, (v) $50,000 for fire damage legal liability, and (vi) $5,000 for medical payments, which minimum limits may be increased if recommended by Landlord's consultants or other insurance professionals, (4) includes blanket contractual liability and broad form property damage liability coverage, and (5) contains a standard separation of insureds provision;

          (b) To the extent Tenant owns or leases vehicles,, business auto liability insurance which insures against bodily injury and property damage claims arising out of ownership, use or maintenance of any auto with a combined single limit per accident of not less than $1,000,000;

          (c) Worker's compensation in statutory limits and employer's liability insurance with limits of not less than $500,000 for each accident, $500,000 for each employee for bodily injury by disease, and $500,000 policy limit for bodily injury by disease;

          (d) Umbrella excess liability insurance, in addition to and in excess of the commercial general liability, business auto liability and employer's liability insurance described above, which insures against claims for bodily injury, personal injury, advertising injury and property damage and having limits of not less than (i) $5,000,000 per occurrence, and (ii) $5,000,000 for the annual aggregate;

          (e) All-risk property insurance covering all of Tenant's personal property, inventory, equipment, fixtures, alterations and improvements at the Premises up to the replacement value of such property; and

          (f) Income and extra expense insurance with limits of at least 100% of Tenant's gross revenue for a twelve (12) month period.

     Each liability insurance policy described above (except employer's liability policies) shall name Landlord, and, at Landlord's written request, Landlord's agent and advisor, Landlord's property manager, and any Mortgagees (defined in (S)12.01 below), and expressly including any trustees, directors, officers, employees or agents of any such entities, all as additional insureds. All such policies shall (i) be issued by insurers licensed to do business in the state in which the Property is located, (ii) be issued by insurers with a current rating of "A-" "VIII" or better in Best's Insurance Reports, (iii) be primary without right of contribution from any of Landlord's insurance, (iv) be written on an occurrence (and not claims-made) basis, except for products liability insurance which may be a claims-made basis, and (v) be uncancellable without at least fifteen (15) days' prior written notice to the Landlord and any Mortgagee. At least fifteen (15) days before the Commencement Date (or, if earlier, the date Tenant first enters into the Premises for

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any reason), Tenant shall deliver to the Landlord certificates of insurance satisfactory to Landlord for each such policy required above. Within ten (10) days after any such policy expires, Tenant shall deliver to the Landlord a certificate of renewal evidencing replacement of the policy. The limits of insurance required by this Lease or as otherwise carried by Tenant shall not limit the liability of Tenant or relieve Tenant of any obligations under this Lease, except to the extent provided in any waiver of subrogation contained in this Lease. Tenant shall have sole responsibility for payment of all deductibles for Tenant's insurance.

     4.2  Landlord's Insurance.  The Landlord shall maintain throughout the
          --------------------
Term all-risk or fire and extended coverage insurance upon the Building in an amount equal to the replacement value thereof (or, in lieu thereof, a specified plan of self-insurance). The premiums for such insurance and of each endorsement thereto shall be deemed to be part of the Operating Expenses for purposes of
(S)2.03 hereof. Furthermore, Tenant shall pay, as Additional Rent and as billed by Landlord, the entire amount of any increase in premiums for any insurance obtained by Landlord which occurs solely due to the particular use of the Premises by Tenant.

     4.3  Waiver of Subrogation.  Notwithstanding anything to the contrary in
          ---------------------
this Lease, Landlord and Tenant each waives all rights to recovery, claims or causes of action against the other and the other's agents, trustees, officers, directors and employees on account of any loss or damage which may occur to the Building, Premises, the Property or any improvements thereto or to any personal property of such party to the extent such loss or damage is caused by a peril which is required to be insured against under this Lease, regardless of the cause or origin (including negligence of the other party). Landlord and Tenant each covenants to the other that, to the fullest extent permitted by law, no insurer shall hold any right of subrogation against the other party.

     4.4  Indemnification.
          ---------------

          (a)  By Tenant.  To the fullest extent permitted by law, Tenant
               ---------
hereby agrees to indemnify and hold Landlord and Landlord's agents and advisors harmless from and against any cost, damage, claim, liability or expense (including attorney's fees) incurred by or claimed against Landlord, directly as a result of or in any way arising from Tenant's use and occupancy of the Property or in any other manner which relates to the business of Tenant.

          (b)  By Landlord.  To the fullest extent permitted by law, Landlord
               -----------
hereby agrees to indemnify and hold Tenant and Tenant's agents and advisors harmless from and against any cost, damage, claim, liability or expense (including attorney's fees) incurred by or claimed against Tenant directly as a result of , or in any way arising from the ownership of the Building and Property by the Landlord or Landlord's use of the Property.

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                                   ARTICLE V

                           IMPROVEMENTS TO PREMISES
                           ------------------------

     5.1  Improvements.
          ------------

          (a) Certain improvements shall be constructed in the Premises according to the space plan attached hereto as Exhibit B (the "Space Improvements") for the purpose of initially preparing the Premises for occupancy by Tenant, all to be paid for as provided in subsection (B) of this section below. Such Space Improvements shall be constructed by Tenant and in accordance with the following procedures:

               (i) Tenant will engage an architect to prepare plans and specifications of the Space Improvements who shall be reasonably approved by Landlord. Such plans and specifications shall be submitted to Landlord within twenty-one (21) days after the date hereof, and Landlord shall review and either approve or notify Tenant of proposed changes thereto within seven (7) days after receiving same. If no response is forthcoming from Landlord within this seven
(7) day period, such plans shall be deemed approved. Tenant shall make any changes to such plans reasonably (and timely) requested by Landlord and necessary to make the plans and specifications conform to Exhibit B.

               (ii) Promptly after the plans and specifications have been finalized, Tenant shall solicit bids and enter into written contracts with a contractor or contractors for the construction of such improvements and with other professionals for appropriate services in connection therewith. The contractor(s) and professional(s) so engaged by Tenant, and the respective contracts between such parties and Tenant, shall be subject to Landlord's prior written approval which shall not be unreasonably withheld. Additionally, each of Tenant's contract(s) with contractor(s) shall provide for, at minimum, a retainage or holdback of 10% of the total cost of the contract until completion of the work and the submittal of final lien waivers.

               (iii) Prior to commencing construction, Tenant shall obtain all building and other permits or licenses required by law for the work, and promptly after completion of such work, Tenant shall procure a certificate of occupancy (or other customary occupancy permits issued by the Village of Schaumburg) for the Premises from the applicable governmental authorities.

               (iv) All such construction shall be overseen by Landlord through its construction manager, whose services shall be paid for by Landlord. Tenant shall at all times permit Landlord and its construction manager to inspect the Premises and the Tenant's improvement work during construction.

               (v) Landlord and its agents and contractors shall have the right to enter the Premises prior to the Commencement Date for purposes of installing and constructing a fire sprinkler system throughout the Premises and a handicap accessible

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uni-sex restroom in the Premises, provided that in doing so such parties shall not interfere with Tenant or its contractors constructing the Space Improvements. The Commencement Date shall not be deemed to occur upon such entry unless Tenant begins commencing its normal business operations within the Premises.

          (b) All costs and expenses of designing and constructing the Space Improvements described in subsection (A) above shall be paid as follows:

               (i) Landlord shall provide and pay an allowance (the "Allowance") of $17.00 per square foot of the Premises towards (i) the costs of designing the space plan in Exhibit B and all of the plans and specifications for the Space Improvements, architect's fees and engineer's fees, (ii) the cost of demolishing any existing improvements in the Premises, and (iii) the costs of constructing the Space Improvements, including but not limited to all fees, costs and expenses paid under construction contracts and subcontracts, construction managers' fees, costs and expenses, the costs of materials, supplies, permits and other item, and any other out-of-pocket expenditures incurred in any connection with such construction. Tenant may convert up to $5.00 of the Allowance for permanent, non-personal items, including but not limited to cabling or communication installment costs, or moving costs; provided, however, that such amount may not be-converted to cash or used to pay any Base Rent, Operating Expenses or Real Estate Taxes. Tenant shall pay any and all costs of designing and constructing the Space Improvements which are in excess of the Allowance.

               (ii) Tenant shall pay all amounts by which the total costs of designing and constructing the Space Improvements exceeds the Allowance.

               (iii) Landlord shall disburse the Allowance in portions (but not more frequently than once every fourteen (14) days) to pay for completed work, and to either (i) Tenant upon presentation of proof of payment by Tenant to the professionals, contractors or other parties perform work, or (ii) directly to the professionals, contractors and other parties performing the work, upon presentation for each disbursement of (a) a requisition substantially in form the form of AIA Requisition Forms G702 and G703, including a description of all completed work for which payment is requested, the amount requested with a breakdown by each trade comprising the work and the percentage of the entire project completed after taking into account all such work (b) an owner's sworn statement and contractors' sworn statements in form satisfying all statutory requirements and (c) partial lien waivers from all parties for whom such payment is requested releasing all liens which may arise on account of the work performed by such parties to the date of the request for payment. Withheld from each disbursement shall be the applicable retainage, not to be less than 10% as provided as provided hereinabove, which retainage shall be paid and disbursed upon (i) completion of the Space Improvements as required by the applicable contracts - (ii) delivery of unconditional final lien waivers as described above for all work comprising the improvements, and (iii)- issuance of a certificate of occupancy or other applicable approval by the local authorities permitting occupancy of the Premises by Tenant for business.

          (c) Tenant shall use commercially reasonable efforts to complete such improvements on or before June 1, 1999, but Tenant shall have no liability to the Landlord hereunder (for a period of time up to ninety (90) days) if prevented from doing so due to strike or other labor troubles, governmental restrictions, failure or shortage of utility service, national or local emergency, accident, flood, fire or other casualty, adverse weather condition, other act of God, inability to obtain a building permit or a certificate of occupancy, or any other cause beyond the Tenant's reasonable control. In such event, the Commencement Date and Expiration Dates shall be postponed for a period equaling the length of such delay or, if the delay continues for ninety
(90) days, for ninety (90) days, whichever date is earlier. However, if any delay in completion of the Space Improvements or in delivering possession of the Premises to Tenant are caused by Landlord, including but not limited to failure of Landlord to timely respond to submissions by Tenant under subsection (A) of this section above, the Commencement Date and the Expiration Date shall be postponed for a period equaling the length of such delay and Tenant shall receive a rent abatement, following the Commencement Date, equal to the number of days of such delay.

     5.2  Acceptance. Except for latent defects or work described in Exhibit B
          ----------
but remaining incomplete and for items on a punch list of items requiring work provided by Tenant upon assuming occupancy, the Tenant shall for all purposes of this Lease be deemed to have accepted the Premises upon assuming occupancy thereof and to have acknowledged the Premises to be in the condition required hereunder.

     5.3  Tenant's Alterations. The Tenant shall not make any alteration,
          --------------------
addition or improvement to the Premises, whether structural or nonstructural and including any signs or other items which may be visible from the exterior of the Premises, without the Landlord's prior written consent, which shall not be unreasonably withheld. Tenant shall provide such drawings, plans and specifications as are requested by Landlord in reviewing any such proposed improvements. Likewise, Landlord shall have the right to place reasonable conditions upon the granting of its approval of any alteration or improvement, including but not limited to requirements that the work be performed only by bonded contractors or that Landlord itself perform the work at the Tenant's expense. If the Landlord consents to any such proposed alteration, addition or improvement, it shall be made at the Tenant's sole expense (and the Tenant shall hold the Landlord harmless from any cost incurred on account thereof), and at such time and in such manner as to not unreasonably interfere with the use and enjoyment of the remainder of the Property by any other tenant or other person. All such alterations and improvements shall comply in all respects with any and all applicable federal, state and local laws, ordinances and regulations, including but not limited to the Americans With Disabilities Act and regulations promulgated thereunder. Furthermore, Tenant shall indemnify Landlord from all damages, losses or liability arising from such alterations or improvements or the construction thereof by Tenant or by any other party other -than Landlord. Each alteration, whether temporary or permanent in character, made by Landlord or Tenant in or upon the Premises (excepting only Tenant's furniture, equipment and trade fixtures) shall become Landlord's property and shall remain upon the Premises at the expiration or termination of this Lease without compensation to Tenant; provided, however, that

Landlord shall have the right to require Tenant to remove such alteration, unless such alteration has been approved or consented to by Landlord as an initial improvement, improvements which are merely cosmetic in nature or involve wiring or telecommunications, or pursuant to this Section, at Tenant's sole cost and expense in accordance with the provisions of (S)1.03 of this Lease, which required removal shall be specified by Landlord when Landlord consents to Tenant's requested alterations.

     5.4  Mechanics' Liens. The Tenant shall (a) immediately have released (or
          ----------------
insured or bonded over) any mechanics', materialman's or other lien filed or claimed against any or all of the Premises, the Building, or any other property owned or leased by the Landlord by reason of labor or materials provided for the Tenant or any of its contractors or subcontractors, or otherwise arising out of the Tenant's use or occupancy of the Premises, and (b) defend, indemnify and hold harmless the Landlord against and from any and all liability or expense (including but not limited to attorneys' fees) incurred by the Landlord on account of any such lien or claim.

     5.5  Fixtures. Any and all improvements, repairs, alterations or other
          --------
property attached to, used in connection with or otherwise installed within the Premises by the Landlord or the Tenant shall, immediately on the completion of their installation, become the Landlord's property without payment therefor by the Landlord, except that any furniture, appliances and office equipment installed by the Tenant and used in the conduct of the Tenant's trade or business (rather than to service the Premises or any of the remainder of the Budding or the Property) shall remain the Tenant's property.

                                  ARTICLE VI

                           MAINTENANCE AND SERVICES
                           ------------------------

     6.1  Ordinary Services.  During the hours of 8:00 a.m. to 6:00 p.m. Monday
          -----------------
through Friday and 8:00 a.m. to 1:00 p.m. on Saturdays (except holidays) in the appropriate seasons of the year, Landlord shall provide heating and air-conditioning to the Premises for the comfortable use and occupancy of the Premises. In addition, Landlord shall provide (a) electricity and water suitable for the use of the Premises described in (S)3.01, (b) automatic elevator service within the Building, and (c) janitorial service and trash removal service, a description of the janitorial service is attached hereto as Exhibit D. All such services shall be an Operating Expense of the Building for which Tenant pays a proportionate share as described in (S)2.03 above.

     6.2  Extraordinary Services. The Landlord shall not be obligated to provide
          ----------------------
to or for the benefit of the Premises any of the services referred to in the provisions of (S)6.01 above, other than during the hours referred to therein, unless Tenant requests Landlord for such services during additional hours. If the Tenant requests such services to be continued during extended hours, Tenant shall pay to the Landlord as Additional Rent the amount from time to time charged by the Landlord for such extended service based upon reasonable costs and allocation thereof among all tenants utilizing such additional services. Landlord currently charges $85.00 an hour for HVAC subject to increases periodically to reflect rate increases. Other services will be at normal rates.

     6.3  Excessive Use. The Tenant shall not, without first obtaining the
          -------------
Landlord's written consent thereto, install within the Premises any electrical machinery, appliances or equipment (including, by way of example rather than of limitation, any electrical heating, cooling, water-heating or refrigeration equipment, kitchen equipment, photocopying equipment, electronic data processing machinery, reproduction equipment or punch-card machinery) which requires special electrical service, ventilation or temperature control, and Tenant shall pay as Additional Rent the additional expense incurred by the Landlord as a result of any of the foregoing, including that resulting from any installation of such equipment. The Landlord shall have the right from time to time, using sub-meters or other reasonable engineering methods, to measure the consumption of electricity or other utilities upon the Premises. In the event Landlord determines Tenant is consuming a disproportionate amount of electricity or other utilities at the Premises in relation to other tenants, and regardless of whether such determination is reached by submetering or other reasonable engineering methods, Tenant shall pay Landlord (a) within 30 days after billing, the out-of-pocket costs of installing submeters, and (b) on a monthly basis, as Additional Rent, the cost of all such electricity or other utilities consumed at the Premises as indicated by the submeter(s). Tenant shall have the right to audit Landlord's calculations of such costs.

     6.4  Maintenance by Tenant. The Tenant shall at all times maintain the
          ---------------------
interior of the Premises in good, clean and safe repair and condition, ordinary wear and tear excepted.

     6.5  Maintenance by Landlord. The Landlord shall furnish, supply and
          -----------------------
maintain in good order and repair (a) the roof, the structural portions of the Building and the exterior of the Building, (b) the hallways, stairways, lobbies, elevators, restrooms, parking areas and other common areas of the Building, and
(c) the base building beating, ventilating and air-conditioning facilities. Tenant shall give Landlord written notice of any required maintenance to the areas described in subsections (a) through (c) and Landlord shall have ten (10) days from receipt of such notice to begin repairs. If, however, Landlord fails to begin said repairs within ten (10) days, or in the event of an emergency, Tenant may cause such repairs to be made and deduct the reasonable cost of such repairs from the next month's Rent. Maintenance shall be scheduled to avoid disruption to Tenant's business.

     6.6  Interruption. The Landlord shall have no liability to the Tenant on
          ------------
account of any failure, modification or interruption of electricity, water or other utility or HVAC or other service, but in the event of interruption Landlord shall take reasonable steps to provide for the resumption of such service to the extent the same is within Landlord's control. If Tenant is forced to vacate the Premises for more than twenty-four (24) hours due to such failure or interruption, and the source of such failure or interruption is within the Landlord's control, rent shall be abated for the time Tenant is forced to vacate the Premises.

                                  ARTICLE VII

                                RIGHT OF ENTRY
                                --------------

     7.1  Right of Entry. Landlord and its agents and contractors shall be
          --------------
entitled to enter the Premises at any time (a) to inspect the Premises, (b) to exhibit the Premises to any existing or prospective purchaser, tenant or mortgagee thereof, (c) to make any alteration, improvement or repair to the Building or the Premises, or (d) for any other purpose relating to the operation or maintenance of the Property, all provided that the Landlord shall (1) give the Tenant at least 24 hours' prior notice of its intention to enter the Premises with a representative of Tenant (unless doing so is impractical or unreasonable because of emergency), and (2) use reasonable efforts to avoid interfering with the Tenant's use and enjoyment thereof.

                                 ARTICLE VIII


                                  CASUALTIES
                                  ----------

     8.1  General. If the Premises are damaged by fire or other casualty during
          -------
the Term then the following shall apply:

          (a)  The Landlord shall restore the Premises within one hundred twenty
(120) days from the date of such casualty, to substantially the same condition as existed immediately before such casualty; provided, such obligation to restore shall be limited to the amount of available insurance proceeds for such restoration. Landlord may temporarily enter and possess any or all of the Premises for such purpose. The Landlord shall not be obligated to repair, restore or replace any fixture, improvement, alteration, furniture or other property owned or installed by the Tenant.

          (b) The times for commencement and completion of any such restoration shall be extended for the period of any delay arising due to force majeure causes beyond the Landlord's control. If the Landlord undertakes to restore the Premises, but such restoration cannot be accomplished within 120 days from the date of such casualty, then Tenant may terminate this Lease by giving written notice thereof to the Landlord within 15 days after receipt of a completion date estimate from Landlord which exceeds such time.

          (c) From the time of such casualty to the completion of restoration as described above, Tenant's rental obligations shall be abated proportionately for that portion of the Premises which is rendered untenantable as a result of the casualty.

     8.2  Substantial Destruction. Anything contained in the foregoing
          -----------------------
provisions of this section to the contrary notwithstanding:

          (a) If during the Term the Building is so damaged by fire or other casualty that (1) either the Premises or the Building are rendered substantially unfit for occupancy, as reasonably determined by the Landlord, or (2) the Building is damaged to the extent that the Landlord elects to demolish the Building, or if any mortgagee or leader requires that any or all of the insurance proceeds issued on account thereof be used to retire any or all of the debt secured by its mortgage, then in any such case the Landlord may elect to terminate this Lease as of the date of such casualty by giving written notice thereof to the Tenant within 60 days after such date so long as Landlord also terminates the leases of all other tenants affected by the casualty;

          (b) In such event, (1) the Tenant shall pay to the Landlord the Base Rent and any Additional Rent payable by the Tenant hereunder and accrued through the date of such casualty, (2) the Landlord shall repay to the Tenant any and all prepaid Rent for periods beyond such casualty, and (3) the Landlord may enter upon and repossess the Premises without further notice; and

          (c) If such event as described in Subsection (A) hereof occurs during the final twelve (12) months of the ` Term, Tenant may elect to terminate this Lease by giving thirty (30) days written notice thereof to Landlord within thirty (30) days after the casualty.

     8.3  Tenant's Negligence. Anything contained in any provision of this Lease
          -------------------
to the contrary notwithstanding, if any such damage to the Premises, the Building or Property are caused by or result from the gross negligent or intentional act of the Tenant or any of its employees, contractors, agents, invitees or licensees, then (a) the Rent shall not be abated or apportioned as aforesaid, and (b) the Tenant shall pay to the Landlord upon demand, as Additional Rent, the cost of (i) any repairs and restoration made or to be made as a result of such damage, or (ii) (if the Landlord elects not to restore the Building) any damage or loss which the Landlord incurs as a result of such damage, except if and to the extent that the Tenant is released from liability therefor pursuant to the provisions of (S)4.03 hereof.

                                  ARTICLE IX

                                 CONDEMNATION
                                 ------------

     9.1  Right to Award. If any or all of the Premises are taken by the
          --------------
exercise of any power of eminent domain or are conveyed to or at the direction of any governmental entity under a threat of any such taking (each of which a "Condemnation"), the Landlord shall be entitled to collect from the condemning authority thereunder the entire amount of any award or consideration for such conveyance, without deduction therefrom for any leasehold or other estate held by the Tenant under this Lease. The Landlord shall be entitled to conduct any condemnation proceeding and any settlement connected therewith free of interference from the Tenant, and the Tenant hereby waives any right which it has to participate there mi. However, the Tenant may seek in a separate proceeding a separate award on account of any images or costs incurred by the Tenant as a result of any such Condemnation, so long as such separate award in no way diminishes any award or payment which the Landlord would otherwise receive as a result of such Condemnation.

     9.2  Effect of Condemnation.  If (a) all of the Premises are covered by a
          ----------------------
Condemnation, or (b) any part of the Premises is covered by a Condemnation and the remainder is insufficient for the reasonable operation of the Tenant's business, or (c) any of the Building is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to restore the remainder thereof, or (d) any of the rest of the Property is covered by a Condemnation and, in the Landlord's reasonable opinion, it would be impractical to continue to operate the remainder of the Property thereafter, then, in any such event, the Term shall terminate on the date on which possession of the property covered by such Condemnation is taken by the condemning authority thereunder, and all Rent (including any Additional Rent and other charges payable hereunder) shall be apportioned and paid to such date. If there is a Condemnation and the Term does not terminate pursuant to the foregoing provisions of this subsection, the operation and effect of this Lease shall be unaffected by such Condemnation, except that the Base Rent shall be reduced in proportion to the square footage of floor area, if any, of the Premises covered by such Condemnation.

     9.3  Interruption.  If there is a Condemnation, the Landlord shall have no
          ------------
liability to the Tenant on account of any (a) interruption of the Tenant's business upon the Premises, (b) diminution in the Tenant's ability to use the Premises, or (c) other injury or damage sustained by the Tenant as a result of such Condemnation.

                                   ARTICLE X

                             ASSIGNMENT/SUBLETTING
                             ---------------------

     10.1 Actions Covered.  Except to the extent provided by (S)10.02(B), any
          ---------------
assignment by Tenant of this Lease or its rights hereunder, any subletting of the Premises and any license, mortgage, pledge or other transfer of any part of the Premises or any of Tenant's interests therein or under this Lease shall all be referred to hereinafter as a "Transfer." Furthermore, the sale, assignment or other transfer of any direct or indirect controlling interest in the Tenant (if a corporation), the sale, assignment or other transfer of any general partnership interest in Tenant (if a partnership), the sale of substantially all of Tenant's assets, and the merger or consolidation of Tenant into another organization, after which Tenant shall not be the surviving corporation or partnership, shall each be considered a "Transfer" for the purposes of this Lease.

     10.2 Restrictions.
          ------------

          (a) Tenant shall not Transfer this Lease or the Premises without first obtaining the Landlord's prior written consent thereto, which consent may not be unreasonably withheld by Landlord. In the event that Tenant proposes any Transfer, Tenant shall notify Landlord in writing at least thirty (30) days before the date on which the Transfer is to be effective and, as included with such notice, furnish Landlord with (i) the name of the entity receiving such Transfer (the "Transferee"), (ii) a detailed description of the business of the Transferee, (iii) audited financial statements of the Transferee, (iii) all written agreements governing the Transfer, (iv) any other information reasonably requested by the Landlord with respect to the Transfer or the Transferee, and (v) a reasonable fee not to exceed $2,500 to compensate Landlord for legal fees, costs of administration and other expenses to be incurred in connection with the review and processing of such documentation. Landlord shall respond to Tenant's request for approval or disapproval of the Transfer within 10 business days after Landlord receives the request and all documents and information required above.

           (b) In the event Tenant (i) merges or consolidates with one of its subsidiaries or affiliates, (ii) merges with any other company, or (iii) sells substantially all of its assets, (iv) pledges this Lease as part of its corporate financing, or (v) sells shares of its stock on any recognized securities exchange and the resulting entity reaffirms all of the Tenant's obligations under this Lease and owns at least 50% of the stock of the resulting entity, then the Landlord's consent to the Transfer shall not be required; provided, however, that Tenant shall notify Landlord of the Transfer within thirty (30) days and provide Landlord with the information described in items
(i), (ii) and (iii) of Section (A).

     10.3  Liability to Landlord. Tenant hereby agrees that notwithstanding
           ---------------------
anything in this Lease to the contrary, and regardless of whether or not Landlord's consent is required hereunder, no Transfer shall be valid or effective unless and until the Transferee agrees in a written document, in form and substance reasonably satisfactory to Landlord, that the Transferee shall (1) in the case of a subletting of any part of the Premises, observe and perform all duties, obligations and liabilities of the Tenant under the terms of this Lease as such terms relate to the space subleased, or (2) in the case of all other Transfers, observe and perform all duties, obligations and liabilities of the Tenant under the terms of this Lease. In addition, no Transfer of any kind, regardless of whether or not Landlord's consent thereto is required hereunder, shall serve to relieve or release the Tenant in any way from full and direct liability for the timely performance of all of the Tenant's duties and obligations under this Lease.

     10.4  Excess Rents. In the event that Tenant effects any Transfer and at
           ------------
any time receives rent and/or other consideration for occupancy of the Premises on a periodic basis which exceeds that which Tenant is obligated to pay to Landlord hereunder, Tenant shall pay to Landlord fifty percent (50%) of such excess rent or other consideration for occupancy of the Premises when and as received by Tenant.

     10.5  Landlord's Transfers.  Landlord shall have the unrestricted right to
           --------------------
assign or transfer its -interest in this Lease to purchasers of the Building, to holders of mortgages or deeds of trust on the Building, or to any other party, in which event Landlord shall be released from all duties, obligations and liabilities arising hereunder after the assignment or transfer becomes effective, including but not limited to the transfer of any security deposit hereunder if Transferee assumes all of Landlord's obligations under this Lease.

                                  ARTICLE XI

                             RULES AND REGULATIONS
                             ---------------------

     11.1  Landlord's Rules. The Landlord shall have the right to impose and
           ----------------
subsequently modify, from time to time and at its sole discretion, reasonable rules and regulations (hereinafter referred to as the "Rules and Regulations") having uniform applicability to all tenants of the Building (subject to the provisions of their respective leases) and governing their use and enjoyment of the Building and the remainder of the Property. The Tenant and its agents, employees, invitees and licensees shall comply with such Rules and Regulations. A copy of the Rules and Regulations in effect on the date hereof is attached hereto as Exhibit C. Landlord shall provide Tenant with written notice of any changes or modifications to the Rules and Regulations thirty (30) days prior to such change or modification taking effect. Furthermore, Landlord shall enforce all Rules and Regulations uniformly against all tenants.

                                  ARTICLE XII

                               MORTGAGE LENDERS
                               ----------------

     12.1  Subordination. This Lease shall be subject and subordinate to the
           -------------
lien, operation and effect of each mortgage, deed of trust, ground lease and/or other similar instrument covering any or all of the Premises or the Property, and each renewal modification or extension thereof (each of which referred to as a "Mortgage"), all automatically and without the necessity of any further action by either party hereto, provided, however, that in the event the beneficiary under any such Mortgage (referred to as a "Mortgagee") succeeds to the interest of Landlord hereunder through foreclosure or otherwise, such Mortgagee shall honor this Lease and not disturb Tenant in its possession of the Premises except upon an Event of Default (defined in (S)14.01 below). In addition, Tenant shall attorn to any such Mortgagee and agrees that such Mortgagee shall not be liable to Tenant for any defaults by Landlord under this Lease or for any other event occurring prior to such Mortgagee's succeeding to the interest of Landlord hereunder.

     12.2  Written Agreement. The Tenant shall within 7 business days after
           -----------------
request by the Landlord or any Mortgagee, execute, acknowledge and deliver such further instrument as is requested by Landlord or any Mortgagee to acknowledge the rights of the parties described in (S)12.01 above and providing such other information and certifications as is reasonably requested. Any Mortgagee may at any time subordinate the lien of its Mortgage to the operation and effect of this Lease without obtaining the Tenant's consent thereto, in which event this Lease shall be deemed to be senior to such Mortgage without regard to their respective dates of execution, delivery and/or recordation among the land records of the jurisdiction in which the Property is located.

     12.3  Estoppel Certificate.
           --------------------

           (a) Executed by Tenant. The Tenant shall from time to time, within
               ------------------
fifteen (15) business days after request by the Landlord or any Mortgagee, execute, acknowledge and deliver to the Landlord (or, at the Landlord's request, to any existing or prospective purchaser, assignee or Mortgagee) a written certification (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification, stating the nature of such modification), (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid, (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder, (d) that the Tenant has accepted possession of the Premises and all improvements thereto are as required hereunder, and the date on which the Term commenced, (e) as to whether, to the best knowledge, information and belief of the Tenant, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default), and (f) as to any other fact or condition reasonably requested by the Landlord or such other party. Any such certificate may be relied upon by the Landlord and any such other party to whom the certificate is directed.

           (b) Executed by Landlord. The Landlord shall from time to time,
               --------------------
within fifteen (15) business days after request by the Tenant execute, acknowledge and deliver to the Tenant a written certification (a) that this Lease is unmodified and in full force and effect (or, if there has been any modification, stating the nature of such modification), (b) as to the dates to which the Base Rent and any Additional Rent and other charges arising hereunder have been paid, (c) as to the amount of any prepaid Rent or any credit due to the Tenant hereunder, (d) that the Tenant has accepted possession of the Premises and all improvements thereto are as required hereunder, and the date on which the Term commenced, (e) as to whether, to the best knowledge, information and belief of the Landlord, the Landlord or the Tenant is then in default in performing any of its obligations hereunder (and, if so, specifying the nature of each such default), and (f) as to any other fact or condition reasonably requested by the Tenant. Any such certificate may be relied upon by the Tenant and any such other party to whom the certificate is directed.

                                 ARTICLE XIII

                            ENVIRONMENTAL COVENANTS
                            -----------------------

     13.1  Prohibitions. Tenant agrees that Tenant, its employees, licensees,
           ------------
invitees, agents and contractors shall not use, manufacture, release, store or dispose of on, under or about the Premises any explosives, flammable substances, radioactive materials, asbestos in any form, paint containing lead, materials containing urea formaldehyde, polychlorinated biphenyls, or any other hazardous, toxic or dangerous substances, wastes or materials, whether having such characteristics in fact or defined as such under federal, state or local laws or regulations and any amendments thereto (all such materials and substances being hereinafter referred to as "Hazardous Materials") provided that Tenant may store products which are of a type customarily found in offices (such as toner for copiers and the like) in a safe and lawful manner and without contaminating the Premises or the environment.

     13.2  Inspection. Landlord, in addition to its other rights under this
           ----------
Lease, may enter upon the Premises with a representative of Tenant upon at least twenty-four (24) hours' notice to Tenant (unless doing so is impractical or unreasonable because of emergency) for the purposes of inspecting to determine whether the Premises or the environment have become contaminated with Hazardous Materials. Landlord shall use reasonable efforts to avoid interfering with the Tenant's use and enjoyment of the Premises. In the event Landlord discovers the existence of any such Hazardous Materials due to fault or other act of Tenant or its agents, employees, invitees or licensees, Tenant shall reimburse Landlord upon demand for the costs of such inspection, sampling and analysis. In the event Landlord discovers the existence of such Hazardous Material but, in its sole reasonable judgment, determines that it is not due to fault or other act of Tenant or its agents, employees, invitees or licensees, Landlord shall indemnify and hold harmless Tenant from any costs of inspection, sampling and analysis.

     13.3  Indemnification. Without limiting the above, Tenant shall indemnify
           ---------------
and hold harmless Landlord from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation attorneys' fees and the costs of any required or necessary repair, cleanup or detoxification, arising out of or in any way connected with the existence, use, manufacture, storage or disposal of Hazardous Materials by Tenant or its employees, agents, invitees, licensees or contractors on, under or about the Premises, the Building or the Property. The indemnity obligations of Tenant under this clause shall survive any termination of this Lease.

     13.4  Representation and Indemnification by Landlord. Landlord represents
           ----------------------------------------------
that as of the date of this Lease there are no known environmental problems existing in the Premises or Building. Furthermore, Landlord shall indemnify and hold harmless Tenant from and against any and all claims, losses, liabilities, damages, costs and expenses, including without limitation attorneys' fees and the costs of any required or necessary repair, cleanup or detoxification, arising out of or in any way connected with the existence, use, manufacture, storage or disposal of Hazardous Materials by Landlord or its employees, agents, invitees, licensees or contractors on, under or about the Premises, the Building or the Property and for any existing environmental conditions affecting the Premise as of the date of this Lease. The indemnity obligations of Landlord under this clause shall survive any termination of this Lease.

                                  ARTICLE XIV

                             DEFAULT AND REMEDIES
                             --------------------

     14.1  Defaults.  As used in the provisions of this Lease and subject to
           --------
(S)14.02, each of the following events shall constitute, and is hereinafter referred to as, an Event of Default:

           (a) If the Tenant fails to (1) pay any Rent or any other sum which it is obligated to pay by any provision of this Lease, when and as due and payable hereunder, or (2) perform any of its other obligations under the provisions of this Lease; or

           (b) If the Tenant or any guarantor of this Lease (1) applies for or consents to the appointment of a receiver, trustee or liquidator of the Tenant or of all or a substantial part of its assets, (2) is subject to a petition in bankruptcy or admits in writing its inability to pay its debts as they come due,
(3) makes an assignment for the benefit of its creditors, (4) files a petition or an answer seeking a reorganization or an arrangement with creditors, or seeks to take advantage of any insolvency law, or (5) files an answer admitting the material allegations of a petition filed against the Tenant in any bankruptcy, reorganization or insolvency proceeding; or

           (c) If the Tenant fails to assume possession of and occupy the Premises within 15 days after the Commencement Date, or if thereafter the Tenant vacates or abandons the Premises.

     14.2  Grace Period. Anything contained in the provisions of this article
           ------------
to the contrary notwithstanding, upon the occurrence of an Event of Default other than the events described in (S)14.01(B), the Landlord shall not exercise any right or remedy which it holds under any provision of this Lease or applicable law unless and until:

           (a) Landlord has given written notice of the occurrence of the Event of Default to the Tenant, and

           (b) The Tenant has failed, (1) if such Event of Default consists of a failure to pay money, to pay all of such money within 5 days after service of such notice pursuant to (S)16.01 hereof, or (2) if such Event of Default consists of something other than a failure to pay money, to fully cure such Event of Default within 30 days after service of such notice or pursuant to
(S)16.01 hereof, if such Event of Default cannot be cured within 30 days and Tenant commences to cure same within 30 days, to proceed diligently with efforts to cure such Event of Default promptly; all provided, that

           (c) Tenant shall be entitled to no such grace period, (1) in any emergency situation in which the Landlord acts to cure such Event of Default pursuant to the provisions of subsection (B) in (S)14.03 below, or (2) if an Event of Default occurs more than twice during any 12 month period, or (3) if the Tenant has substantially terminated or is in the process of substantially terminating its continuous occupancy and use of the Premises or has vacated or abandoned the Premises, or (4) in the case of the occurrence of any Event of Default enumerated in the provisions of subsection (B) in (S)14.01 above.

     14.3  Remedies. Upon the occurrence of any Event of Default, the Landlord
           --------
may (subject to (S)14.02 above) take any or all of the following actions:

           (a) Sell at public or private sale all or any part of the fixtures, equipment, inventory and other property belonging to Tenant and in which the Landlord has a lien by grant from Tenant, statute or otherwise, at which sale Landlord shall have the right to become the purchaser upon being the highest bidder, and apply the proceeds of such sale, first, to the payment of all costs and expenses of seizing and storing such property and conducting the sale (including all attorneys' fees), second, toward the payment of any indebtedness, including (without limitation) that for Rent, which may be or may become due from Tenant to Landlord, and, third, to pay Tenant any surplus remaining after all indebtedness of Tenant to Landlord including expenses has been fully paid;

           (b) Perform on behalf of and at the expense of Tenant any obligation of Tenant under this Lease which Tenant has failed to perform, without prior notice to Tenant, the total cost of which by Landlord, together with interest thereon at the rate of 18% per annum from the date of such expenditure, shall be deemed Additional Rent and shall be payable by Tenant to Landlord upon demand;

           (c) With or without terminating this Lease and the tenancy created hereby, reenter the Premises with or without court action or summary proceedings, remove Tenant and all other persons and property from the Premises, and store any such property in a public warehouse or elsewhere at the costs of and for the account of Tenant, all without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby;

           (d) With or without terminating this Lease, and from time to time, make such improvements, alterations and repairs as may be necessary in order to relet the Premises, and relet the Premises or any part thereof upon such term or terms (which may be for a term extending beyond the term of this Lease) at such rental -or rentals and upon such other terms and conditions (which may include concessions, free rent and/or improvements) as Landlord in its sole discretion may deem advisable; and, upon each such reletting, all rentals received by Landlord shall be applied, first, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, second, to the payment of all reasonable costs and expenses of such reletting (including but not limited to brokerage fees, attorneys' fees and costs of improvements, alterations and repairs), third, to the payment of all Rent due and unpaid hereunder, and the balance, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder;

           (e) Enforce any provision of the Lease or any other agreement between the parties by injunction, temporary restraining order or other similar equitable remedy, to which the Tenant hereby expressly consents and agrees; and/or

           (f) any other legal or equitable right or remedy which it may have by law or otherwise.

     No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding that Landlord may have re-leased the Premises without termination, Landlord may at anytime thereafter elect to terminate this Lease for any previous default. If the Premises or any part thereof is re-leased, Landlord shall not be liable for, nor shall Tenant's obligations hereunder be diminished by reason of, any failure by Landlord to relet the Premises or any failure by Landlord to collect any rent due upon such reletting. No action taken by the Landlord under the provisions of this section shall operate as a waiver of any right which the Landlord would otherwise have against the Tenant for the Rent hereby reserved or otherwise, and the Tenant shall at all times remain responsible to the Landlord for any loss and/or damage suffered by the Landlord by reason of any Event of Default. Landlord shall take all reasonable actions to mitigate any loss and/or damages suffered by -Landlord by reason of any Event of Default.

     14.4  Damages. Upon any Event of Default, Tenant shall remain liable to the
           -------
Landlord for the following amounts: (a) any Rent of any kind whatsoever which may have become due with respect to the period in the Term which has already expired, (b) all Rent which becomes due during the remainder of the primary Term, (c) all costs, fees and expenses incurred by Landlord in leasing the Premises to others from time to time, including but not limited to leasing commissions, construction and other build-out costs, design and permitting costs and the like, and (d) all reasonable costs, fees and expenses incurred by Landlord in pursuit of its remedies hereunder, including but not limited to attorneys' fees and court costs. All such amounts shall be due and payable immediately upon demand by Landlord and shall bear interest at 12% per annum until paid. Furthermore, at Landlord's option, Tenant shall be obligated to pay, in lieu of item (b) above in this (S)14.04, an amount (the "Substitute Amount") which is equal to the present value of all Rent which would become due during the remainder of the Term, including all Additional Rent which shall be deemed to continue and increase over such remainder of the Term at the average rate of increase occurring over the then-expired portion of the Term, with such present value to be determined by discounting at an annual rate of interest which is equal to the bond-equivalent yield for the most recent auction of U.S. Treasury Bills with a 1-year maturity. Provided that the Substitute Amount is actually paid in full to Landlord and the Premises are surrendered by Tenant, Landlord shall affirmatively list the Premises with its broker as available for lease (to the extent Landlord's contract with such broker does not already apply to all vacant space at the Building), and Tenant shall receive a reduction and reimbursement of all such amounts which is equal to the amount of any rent actually received from others to whom the Premises may be rented during the remainder of the original Term. Tenant and Landlord acknowledge and agree that payment to Landlord of the foregoing Substitute Amount, together with the corresponding reduction by reimbursement to Tenant of any rent paid by substitute tenants, are a reasonable forecast of the actual damages which will be suffered by Landlord in case of an Event of Default by Tenant, which actual damages are otherwise difficult or impossible to ascertain, and therefore such payment and reimbursement together constitute liquidated damages and not a penalty. Any suit or action brought by Landlord to collect any such liquidated damages shall not in any manner prejudice any other rights or remedies of Landlord hereunder.

     14.5  Waiver of Jury Trial. Tenant hereby waives any and all rights
           --------------------
provided by law to a trial by jury In any lawsuit which Landlord Initiates to recover possession of the Premises because of the occurrence of an Event of Default.

                                  ARTICLE XV

                                QUIET ENJOYMENT
                                ---------------

     15.1  Covenant. Landlord hereby covenants that the Tenant, on paying the
           --------
Rent and performing the covenants set forth herein, shall peaceably and quietly hold and enjoy throughout the Term the Premises and such rights as the Tenant may hold hereunder with respect to the remainder of the Property.

     15.2  Warranty. Landlord warrants that as of the date of this Lease that
           --------
(a) it is the owner in fee simple title of the Building; (b) there are no financial encumbrances on the Building; and (c) the Building is zoned for use as an office building; and (d) there are no agreements affecting the use of the Premises other than this Lease. Landlord further warrants that the fire suppression system is in good working order and Landlord shall maintain the fire suppression system in good working order.

                                  ARTICLE XVI

                                    NOTICES
                                    -------

     16.1  Notices.  Any notice, demand or other communication to be provided
           -------
hereunder to a party hereto shall be (a) in writing, (b) deemed to have been given immediately upon its actual delivery via either (i) through the United States mails, postage prepaid, or (ii) by overnight courier, and (c) addressed to the Premises, American Pharmaceutical Partners, Inc., 10866 Wilshire Blvd., Suite 1270, Los Angeles, CA 90024, Attn: Chief Financial Officer, and Foley & Lardner, 330 N. Wabash Ave., Suite 3300, Chicago, IL 60611, Attn: E. Corey, if directed to the Tenant, or addressed to c/o LaSalle Advisors Capital Management, Inc., 100 East Pratt Street, 20th Floor, Baltimore, Maryland 21202, Attn: David
L. Reahl, if directed to the Landlord, or such other or additional address or addresses of which Landlord may notify Tenant.

                                 ARTICLE XVII

                                    GENERAL
                                    -------

     17.1  Entire Agreement. This Lease represents the entire agreement between
           ----------------
the parties hereto as to the subject matter hereof and supersedes all prior written or oral negotiations, representations, warranties, statements or agreements between the parties hereto as to the same.

     17.2  Amendment. This Lease may be amended by and only by a written
           ---------
instrument executed and delivered by each party hereto.

     17.3  Applicable Law.  Ws Lease shall be given effect and construed by
           --------------
application of the law of the state in which the Property is located.

     17.4  Waiver. Neither Landlord nor Tenant shall be deemed to have waived
           ------
the exercise of any right which it holds hereunder unless such waiver is made expressly and in writing, and no delay or omission by the Landlord or Tenant in exercising any such right shall be deemed to be a waiver of its future exercise. No such waiver as to any instance involving the exercise of any such right shall be deemed a waiver as to any other such instance or any other such right. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly Rent stipulated in the Lease shall be deemed to be other than on account of the earliest stipulated Rent, nor shall any endorsement of any check be an acknowledge and satisfaction, etc.

     17.5  Time of Essence.  Time shall be of the essence of this Lease.
           ---------------

     17.6  Headings.  The headings of the articles, subsections, paragraphs and
           --------
subparagraphs hereof are provided herein only for convenience of reference and shall not be considered in construing their contents.

     17.7  Severability.  No determination by any court, governmental body or
           ------------
otherwise that any provision of this Lease or any amendment hereof is invalid or unenforceable in any instance shall affect the validity or enforceability of any other such provision or such provision in any circumstance not controlled by such determination. Each such provision shall be valid and enforceable to the fullest extent allowed by, and shall be construed wherever possible as being consistent with, applicable law.

     17.8  Drafting. This Lease has been negotiated and prepared by both
           --------
parties and shall not be construed more strictly against one party as the draftsperson thereof.

     17.9  Successors and Assigns.  This Lease shall be fully binding upon the
           ----------------------
parties hereto and each of their respective successors and assigns. Whenever two or more parties constitute the Tenant, all such parties shall be jointly and severally liable for performing the Tenant's obligations hereunder.

     17.10 Commissions. Each party hereto hereby represents and warrants to the
           -----------
other that in connection with the leasing of the Premises hereunder, the party so representing and warranting has not dealt with any real estate broker, agent or finder, except for Insignia/ESG, Inc. and LaSalle Partners (the "Brokers"). Each party hereto shall indemnify the other against any inaccuracy in such party's representation. Landlord hereby agrees that it shall pay a commission to the Brokers according to separate agreements.

     17.11 Recordation. Neither this Lease nor any memorandum of this Lease
           -----------
may be recorded among the land records or among any other public records, without the

Landlord's prior written consent. The Memorandum of Lease, attached as Exhibit F, is approved by Landlord.

     17.12  Perpetuities. If the rule against perpetuities would invalidate this
            ------------
Lease or any portion hereof, or would limit the time during which this Lease shall be effective, due to the potential failure of an interest in property created herein to vest within a particular time, then notwithstanding anything to the contrary herein, each such interest in property must vest, if at all, before the passing of 21 years from the date of this Lease, or this Lease shall become null and void upon the expiration of such 21 year period and the parties shall have no further liability hereunder.

     17.13  Liability Limitation.  Neither Landlord nor any trustee, director,
            --------------------
officer, employee, representative, set manager, investment advisor or agent of Landlord, nor any of their respective successors and assigns, shall be personally liable in any connection with this Lease, and Tenant shall resort solely to the Building for the payment to Tenant of any claim or for any performance by Landlord hereunder.

     17.14  Not an Offer.  Submission of this Lease to Tenant is not an offer or
            ------------
agreement by Landlord to reserve the Premises. Landlord shall not bound by the terms hereof until Tenant and Landlord have executed this Lease.

     17.15  Authority. Each party hereto, as well as any entities and/or
            ---------
individuals executing this Lease on behalf of such party, represents and warrants to the other that the execution, delivery and performance of this Lease have been duly authorized by all required corporate, partnership or other action on the part of such party, and this Lease constitutes the valid and binding obligation of the parties enforceable against the other in accordance with its terms.

     17.16  Exhibits. Each exhibit, addendum or other attachment hereto is
            --------
hereby made a part of this Lease having the full force of all other provisions herein.

     17.17  Encumbrances. Landlord represents that the Woodfield Executive
            ------------
Center, Inc., is the owner of fee simple title to the Building and that as of the date of this Lease, there are no financial encumbrances on the Building.

     IN WITNESS WHEREOF, each party hereto has executed this Lease under seal on the day and year written first above.

LANDLORD:                                    TENANT:
--------                                     ------
WOODFIELD EXECUTIVE CENTER,                  AMERICAN PHARMACEUTICAL
INC., an Illinois corporation                PARTNERS, INC., a California corporation


By: LaSalle Advisors Capital Management,
    Inc., its duly authorized agent
                                             By:_____________________________________
By:_____________________________________     Name:   Derek Brown
Name:         David L. Reahl                 Title:  Vice Chairman and
Title:        Vice President                 Chief Financial Officer

By:_____________________________________
Name:         George W. Duke
                Principal